                                                                     EXHIBIT 4


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                             --------------------
 ------------                      Community                       ------------
                                     TRUST
    NUMBER                    FINANCIAL SERVICES                      SHARES
                                  CORPORATION
   CT-
                             --------------------
 ------------                                                      ------------
                        INCORPORATED UNDER THE LAWS OF
 COMMON STOCK                THE STATE OF GEORGIA            CUSIP 204154 10 8
 $2.50 PAR VALUE                                              SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

 -----------------------------------------------------------------------------

  This Certifies that








  is the registered holder of

 -----------------------------------------------------------------------------

            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

                COMMUNITY TRUST FINANCIAL SERVICES CORPORATION transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

   IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers and the facsimile Corporate Seal to be hereunto affixed.

 Dated:


                                [CORPORATE SEAL
                                 APPEARS HERE]

    /s/ Angel Byrd                              /s/ Ronnie L. Austin

        SECRETARY                                     PRESIDENT AND CEO



COUNTERSIGNED AND REGISTERED:
      RELIANCE TRUST COMPANY
          (ATLANTA, GA)
                              TRANSFER AGENT
                               AND REGISTRAR
BY

                        AUTHORIZED SIGNATURE

--------------------------------------------------------------------------------

                COMMUNITY TRUST FINANCIAL SERVICES CORPORATION

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM -- as tenants in common          UNIF GIFT MIN ACT -- ...................Custodian...................
   TEN ENT -- as tenants by the entireties                             (Cust)                     (Minor)
   JT TEN  -- as joint tenants with right                        under Uniform Gifts to Minors
              of survivorship and not as                         Act............................................
              tenants in common                                                      (State)

Additional abbreviations may also be used though not in the above list.


     For value received, _______________________ hereby sell, assign and transfer unto

       PLEASE INSERT SOCIAL SECURITY
        OR OTHER IDENTIFYING NUMBER
                OF ASSIGNEE
     ----------------------------------

     ----------------------------------


     -----------------------------------------------------------------------
      (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF
                                   ASSIGNEE)

     -----------------------------------------------------------------------

     -----------------------------------------------------------------------

     ---------------------------------------------------------------- shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

     --------------------------------------------------------------- Attorney
     to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


     Dated
          ---------------------------



                                ---------------------------------------------
                        NOTICE: THE SIGNATURE TO THE ASSIGNMENT MUST
                                CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                CHANGE WHATEVER.



      SIGNATURE(S) GUARANTEED:
                                ---------------------------------------------
                                THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK-BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.